UACSC 98-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 5/31/99


PRINCIPAL BALANCE RECONCILIATION                                 DOLLARS
                                                 CLASS A-1              CLASS A-2              CLASS A-3             CLASS A-4
                                                -------------          -------------         -------------         -------------
Original Principal Balance                      58,925,000.00          60,250,000.00         75,800,000.00         36,450,000.00
Beginning Period Principal Balance              12,374,555.55          60,250,000.00         75,800,000.00         36,450,000.00
Principal Collections - Scheduled Payments       2,978,731.09                      -                     -                     -
Principal Collections - Payoffs                  2,619,989.63                      -                     -                     -
Principal Withdrawal from Payahead                  13,612.20                      -                     -                     -
Gross Principal Charge Offs                        541,628.77                      -                     -                     -
Repurchases                                                 -                      -                     -                     -
                                                -------------          -------------         -------------         -------------
Ending Balance                                   6,220,593.86          60,250,000.00         75,800,000.00         36,450,000.00
                                                =============          =============         =============         =============


Certificate Factor                                  0.1055680              1.0000000             1.0000000             1.0000000
Pass Through Rate                                      5.3630%                5.6250%               5.7500%                5.810%


PRINCIPAL BALANCE RECONCILIATION                                                                  NUMBERS
                                                        CLASS A-5        TOTAL CLASS A's
                                                     -------------       --------------           ------
Original Principal Balance                           44,488,594.18       275,913,594.18           19,733
Beginning Period Principal Balance                   44,488,594.18       229,363,149.73           17,426
Principal Collections - Scheduled Payments                       -         2,978,731.09
Principal Collections - Payoffs                                  -         2,619,989.63              335
Principal Withdrawal from Payahead                               -            13,612.20
Gross Principal Charge Offs                                      -           541,628.77               44
Repurchases                                                      -                    -                0
                                                     -------------       --------------           ------
Ending Balance                                       44,488,594.18       223,209,188.04           17,047
                                                     =============       ==============           ======


Certificate Factor                                       1.0000000            0.8089822
Pass Through Rate                                            5.960%              5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                                    5,607,886.28
Interest Wired                                                     2,034,921.98
Withdrawal from Payahead Account                                      14,676.41
Repurchases (Principal and Interest)                                          -
Charge Off Recoveries                                                190,536.80
Interest Advances                                                     51,887.24
Certificate Account Interest Earned                                   23,323.29
Spread Account Withdrawal                                                     -
Class A Policy Draw for Class A Principal or Interest                         -
                                                                 --------------

Total Cash Flow                                                    7,923,232.00
                                                                 ==============


TRUSTEE DISTRIBUTION  (6/8/99)

Total Cash Flow                                                    7,923,232.00
Unrecovered Advances on Defaulted Receivables                         14,916.90
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Certificateholders                              53,460.49
Interest to Class A-2 Certificateholders                             282,421.88
Interest to Class A-3 Certificateholders                             363,208.33
Interest to Class A-4 Certificateholders                             176,478.75
Interest to Class A-5 Certificateholders                             220,960.02
Principal to Class A-1 Certificateholders                          6,153,961.69
Principal to Class A-2 Certificateholders                                     -
Principal to Class A-3 Certificateholders                                     -
Principal to Class A-4 Certificateholders                                     -
Principal to Class A-5 Certificateholders                                     -
Insurance Premium                                                     24,987.03
Interest Advance Recoveries from Payments                             33,486.65
Unreimbursed draws on Class A's Policy for Class A Principal
     or  Interest                                                             -
Deposit to Payahead                                                    9,949.58
Certificate Account Interest to Servicer                              23,323.29
Payahead Account Interest to Servicer                                    145.65
Excess                                                               565,931.74
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============



Servicing Fee Retained from Interest Collections                     191,135.96




SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                              -
Beginning Balance                                                  4,138,703.91
Trustee Distribution of Excess                                       565,931.74
Interest Earned                                                       15,899.76
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                   (581,831.50)
                                                                 --------------
Ending Balance                                                     4,138,703.91
                                                                 ==============

Required Balance                                                   4,138,703.91



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                  12,416,111.74
Beginning Balance                                                  6,182,637.83
Reduction Due to Spread Account                                               -
Reduction Due to Principal Reduction                                (276,928.28)
                                                                 --------------
Ending Balance                                                     5,905,709.55
                                                                 ==============

First Loss Protection Required Amount                              5,905,709.55
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee
                                                                      10,170.94



POLICY  RECONCILIATION

Original Balance                                                 275,913,594.18
Beginning Balance                                                226,557,250.11
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   226,557,250.11
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              220,358,149.56
                                                                 ==============
Required Balance                                                 220,358,149.56


PAYAHEAD RECONCILIATION


Beginning Balance                                                     43,955.38
Deposit                                                                9,949.58
Payahead Interest                                                        145.65
Withdrawal                                                            14,676.41
Ending Balance                                                        39,374.20

CURRENT DELINQUENCY
                                            GROSS
    # PAYMENTS DELINQUENT    NUMBER        BALANCE       PRINCIPAL    INTEREST
    ---------------------    ------        -------       ---------    --------
1 Payment                      285      3,443,969.44     50,658.87    38,687.72
2 Payments                     110      1,327,713.28     38,414.27    28,414.21
3 Payments                      37        429,807.53     20,257.83    13,250.61
                               ---      ------------    ----------    ---------
Total                          432      5,201,490.25    109,330.97    80,352.54
                               ===      ============    ==========    =========

Percent Delinquent           2.534%            2.330%




DELINQUENCY RATE (60+)
                                                     RECEIVABLE
                                   END OF PERIOD     DELINQUENCY
  PERIOD           BALANCE          POOL BALANCE        RATE
  ------           -------          ------------        ----
Current          1,757,520.81     223,209,188.04        0.79%
1st Previous     1,717,105.84     229,363,149.73        0.75%
2nd Previous     1,732,710.12     236,435,529.39        0.73%


NET LOSS RATE

                                                                                           DEFAULTED
                                                    LIQUIDATION         AVERAGE            NET LOSS
      PERIOD                          BALANCE         PROCEEDS       POOL BALANCE        (ANNUALIZED)
      ------                          -------         --------       ------------        ------------
Current                               541,628.77     190,536.80      226,286,168.89         1.86%
1st Previous                          591,226.37     190,361.06      232,899,339.56         2.07%
2nd Previous                          499,715.44     161,459.85      240,455,577.82         1.69%

Gross Cumulative Charge Offs        2,125,829.13                     Net Cumulative
Gross Liquidation Proceeds            558,384.84                       Loss Percentage      0.57%
Number of Repossessions                       29
Number of Inventoried Autos EOM               57


EXCESS YIELD TRIGGER
                                                            EXCESS YIELD
                        EXCESS           END OF PERIOD       PERCENTAGE
      PERIOD             YIELD            POOL BALANCE      (ANNUALIZED)
      ------             -----            ------------      ------------
Current                 624,430.52      223,209,188.04        3.36%
1st Previous            779,284.27      229,363,149.73        4.08%
2nd Previous          1,019,768.05      236,435,529.39        5.18%
3rd Previous            710,595.43      244,475,626.25        3.49%
4th Previous          1,311,627.81      251,268,041.96        6.26%
5th Previous          1,387,820.04      257,510,531.15        6.47%



                                               CURRENT
                                                LEVEL       TRIGGER      STATUS
                                                -----       -------      ------
Six Month Average Excess Yield                  4.80%        1.50%         OK

Trigger Hit in Current or any Previous Month                               NO



DATE: 6/4/99                                      /s/ Ashley Vukovits
                                                  --------------------------
                                                     ASHLEY VUKOVITS
                                                     FINANCE OFFICER